Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Restated Condensed Consolidated Unaudited Quarterly Report on Form 10-Q Amendment No 1, for the quarter ended March 31, 2019 of Canna Corporation, a Colorado corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Amendment No 1 Quarterly Report”), I, Sacha Alessandro Ceruti, Chief Executive Officer of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Amendment No 1 Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Amendment No 1 Quarterly Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: May 7, 2020

/s/ Sacha Alessandro Ceruti
Name: Sacha Alessandro Ceruti
Title: Chief Executive Officer